UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 14, 2004

Phosphate Resource Partners Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	1-9164	72-1067072
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Saunders Road
Lake Forest, Illinois 60045
(847) 739-1200
(Address and telephone number, including area code, of principal executive offices)

Item 5.            OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 15, 2004, we issued a joint press release with IMC Global Inc. (NYSE: IGL) announcing that the Board of Directors of IMC Global has authorized the management of IMC Global to communicate a proposal to us to acquire all of our publicly held units.  Under the proposal, each of our publicly held units would be converted into 0.2 shares of IMC common stock.  Please see Exhibit 99.1 for a copy of the press release, which is incorporated herein by reference.

Item 7.                                   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 15, 2004, “IMC Global Board of Directors Approves Making Proposal to Phosphate Resource Partners Limited Partnership Unitholders to Acquire all Publicly Held Units”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phosphate Resource Partners Limited Partnership

By:	PRP-GP LLC
Its Administrative Managing General Partner

/s/ J. Reid Porter
J. Reid Porter
Chairman, President and Chief Executive Officer

Date: January 16, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 15, 2004, “IMC Global Board of Directors Approves Making Proposal to Phosphate Resource Partners Limited Partnership Unitholders to Acquire all Publicly Held Units”